EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Naturally Advanced Technologies, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Guy Prevost, Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: March 29, 2007



                                        By: /s/ GUY PREVOST
                                            _____________________________
                                                Guy Prevost
                                                Chief Financial Officer
                                                and Director